UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07994

Western Asset Global Partners Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	August 31, 2014

WESTERN ASSET

GLOBAL PARTNERS INCOME FUND INC. (GDF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Partners Income Fund Inc. for the twelve-month reporting period ended August 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

September 26, 2014

II	Western Asset Global Partners Income Fund Inc.

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended August 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the final estimate for second quarter GDP growth, released after the reporting period ended, was 4.6%, suggesting this recovery has some resilience as it continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures, increased private inventory investment and exports, as well as an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period. After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011, and seventeen of the eighteen industries within the PMI expanded.

The U.S. job market continues to improve. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment fell to 7.0% in November 2013 and generally declined over the next several months, reaching a low of 6.1% in June 2014. This represented the lowest level since September 2008. The unemployment rate then ticked up to 6.2% in July 2014, but again fell to 6.1% in August 2014. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in August 2014, equaling its lowest level since 1978.

Growth outside the U.S. was mixed in many developed countries. However, in its July 2014 World Economic Outlook Update, the International Monetary Fund (“IMF”) said that “Leading indicators point to the global recovery regaining strength in the second quarter of 2014. This is consistent with the view that the unexpected weakness in the first quarter was in large part temporary, because the impact of factors such as harsh winter weather and inventory correction will disappear and policies have already responded to weaker growth, including in China.” From a regional perspective, the IMF predicts 2014 growth will be 1.1% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 1.6% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate

Western Asset Global Partners Income Fund Inc.	III

Investment commentary (cont’d)

slightly in 2014, with expected growth of 4.6% versus 4.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next five meetings (January, March, April, June and July 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on September 17, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in October, it will buy a total of $15 billion per month ($5 billion per month of agency MBS and $10 billion per month of longer-term Treasuries). The Fed also said “it likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2.0% longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. Finally, on September 4, 2014, after the reporting period ended, the ECB reduced rates to yet another record low of 0.05% and it will begin charging commercial banks 0.20% to keep money at the ECB. Furthermore, ECB President Draghi said the ECB would start purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

IV	Western Asset Global Partners Income Fund Inc.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

September 26, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global Partners Income Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation. Under normal market conditions, the Fund will invest at least 33% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries and at least 33% of its total assets in high-yield U.S. corporate debt securities. The Fund is also able to invest up to 33% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, both investment grade and high-yield securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stocks and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

The Fund’s investment process assimilates top-down macroeconomic views with bottom- up credit analysts’ fundamental and relative value views regarding industry and issuer opportunities. As a firm, Western Asset Management Company (“Western Asset”), the Fund’s subadviser, aims to add value by exploiting inefficiencies in the fixed-income markets. A fundamental approach is used to identify these inefficiencies.

The Fund diversifies its holdings across a range of securities, industries and maturity dates in an attempt to minimize the risk of any individual holding. We use various tools, both external and proprietary, to help identify, measure and manage portfolio risk. In particular, we look for companies that we believe have the ability to weather adverse economic conditions while providing moderate to high returns to bondholders, companies that are repositioning in the marketplace and that we believe are temporarily undervalued, and companies that demonstrate an ability to improve their financial condition where that improvement and positive trajectory have not yet been fully appreciated by rating agencies and the market. Often times, this strategy will result in a higher concentration of lower-rated securities in the portfolio versus the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexi. However, no assurance can be given that markets will perform as we predict, and a risk of loss exists.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Keith J. Gardner, Christopher F. Kilpatrick and Ryan K. Brist. Effective March 31, 2014, Mr. Leech joined the Fund’s portfolio management team. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years. Mr. Chia-Liang (CL) Lian will join the Fund’s portfolio management team on October 31, 2014, and has been employed by Western Asset as an investment professional since 2011. He also serves as Co-Head of the Emerging Markets Debt Team alongside

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	1

Fund overview (cont’d)

Mr. Gardner. Prior to joining Western Asset, Mr. Lian spent approximately six years with Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management. It is anticipated that Mr. Gardner will step down as a member of the Fund’s portfolio management team on or about April 30, 2015, and that Mr. Lian will become Head of the Emerging Markets Debt Team at that time.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility but generally outperformed equal-durationii Treasuries over the twelve months ended August 31, 2014. Risk aversion was prevalent at times given mixed economic data, shifting monetary policy by the Federal Reserve Board (“Fed”)iii and several geopolitical issues. However, these factors were generally overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields declined during the twelve months ended August 31, 2014. Two-year Treasury yields rose from 0.39% at the beginning of the period to 0.48% at the end of the period. Their peak of 0.56% occurred on July 30, 2014 and they were as low as 0.28% in late November and early December 2013. Ten-year Treasury yields were 2.78% at the beginning of the period and reached a low of 2.34% on August 15 and August 28, 2014. Their peak of 3.04% occurred on December 31, 2013 and they ended the reporting period at 2.35%.

All told, the Barclays U.S. Aggregate Index,iv returned 5.66% for the twelve months ended August 31, 2014. For comparison purposes, riskier fixed-income securities, including high yield bond and emerging market debt, produced stronger results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 10.57% and 13.91%, respectively.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. Within the emerging market debt portion of the Fund, we reduced our sovereign bond allocations, while adding to our corporate bond exposure. From a county allocation perspective, we increased the Fund’s weighting to Brazil, as well as several frontier countries, such as Nigeria, Sri Lanka and Gabon. Conversely, we reduced the Fund’s allocations to Russia and Venezuela, and eliminated our position in the Russian ruble. Within the high-yield market, we reduced our exposures to Basic Industries1, Transportation2 and Energy. Additionally, we actively participated in the new issuance market by selectively purchasing securities that we felt were attractively valued.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 23% of the gross assets of the Fund.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

2	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

We reduced the duration of the Fund during the reporting period by roughly one year in order to make the portfolio less sensitive to changes in interest rates. As previously mentioned, we shifted a portion of the portfolio into corporate bonds which typically have less rate sensitivity than sovereign debt. Additionally, the Fund employed U.S. Treasury futures to manage its yield curvevi positioning and duration. The use of these instruments was a small detractor from the Fund’s performance. High yield index swaps (CDX) were used to manage our high-yield exposure. Overall, they were a small negative for performance. These “market hedges” were intended to protect the portfolio from risk-off periods, while maintaining the Fund’s lower quality biases. Finally, currency forwards, which were employed to hedge the Fund’s currency exposures in the Brazilian real detracted from performance overall. At the end of the reporting period, we had short positions in the Brazilian real.

Performance review

For the twelve months ended August 31, 2014, Western Asset Global Partners Income Fund Inc. returned 13.73% based on its net asset value (“NAV”)vii and 13.82% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global returned 10.57% and 13.91%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageviii returned 14.60% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.96 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of August 31, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2014
Price Per Share	12-Month Total Return**
$11.93 (NAV)	13.73	%†
$11.08 (Market Price)	13.82	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Within our high-yield allocation, individual issuer selection was the main driver of relative performance. In particular, our overweight exposures to Sprint Nextel Corp., Barclays Bank PLC and CMA CGM were beneficial for performance. Bonds issued by Sprint Nextel Corp. (and Sprint Capital Corp.) rallied given their improved fundamental performance and investors

*	For the tax character of distributions paid during the fiscal year ended August 31, 2014, please refer to page 53 of this report.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	3

Fund overview (cont’d)

continued to appreciate the new ownership structure at the company. In July 2013, Japan’s investment grade rated wireless operator SoftBank acquired the company. Our Barclays Bank PLC exposure benefited performance as investor sentiment improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamental prospects from the company’s cost cutting initiatives. CMA CGM, a global shipping company headquartered in France, continued to perform well during the reporting period as the company’s fundamentals improved and European macro concerns lessened.

The portfolio’s overweight to lower quality CCC-rated securities was additive for results as they outperformed the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. Elsewhere, from a sector perspective, an overweight to Energy contributed to performance.

Within the emerging market debt portion of the Fund, the largest contributor to relative performance was our exposure to sovereign debt in a number of countries. In particular, overweights to Turkey, Columbia, Indonesia and Peru were positive for the Fund’s performance.

A number of individual securities also contributed to the Fund’s performance from an emerging market perspective. Examples of holdings that generated strong results were overweight positions in Brazilian metals and mining company Vale Overseas Ltd. and Mexican telecommunications company Axtel SAB. Expectations of a regime change following Brazil’s presidential election caused Brazilian corporate bonds to rally. Our longer dated holding in Vale Overseas Ltd. benefited from this rally. Mexican corporate bonds generally did well due to the prospect of a Mexican structural reforms agenda being pushed by government. These plans are expected to position the country on a faster and more productive growth trajectory. On February 5, 2014, Moody’s said it expects that the economic reforms approved in Mexico last year “will strengthen the country’s potential growth prospects and fiscal fundamentals.” Turning to Axtel, it is the second largest fixed line telecommunications company in Mexico. Over the past few years, Axtel has made significant headway in reorienting their business toward higher volume and higher margin areas: broadband (data and networking) and longer-term, government-related telecommunications contracts.

Finally, the Fund’s overweights to Brazilian and Mexican local bonds were additive for results as they outperformed the EMBI Global.

Q. What were the leading detractors from performance?

A. While the Fund’s exposure to the high-yield bond market was beneficial for results overall, its allocations to Midwest Vanadium Pty Ltd., Mirabela Nickel Ltd. and Gymboree Corp. detracted from its performance. Midwest Vanadium Pty Ltd. engages in the exploration, production and processing of vanadium in Australia. Its vanadium is used to strengthen steel and titanium. The company defaulted in February 2014, following a fire at its Windimurra plant. It has subsequently secured a loan to rebuild the plant and bondholders have agreed to postpone the company’s debt obligations through August 15, 2014. Mirabela Nickel Ltd. is a nickel producer operating one of the world’s largest open pit nickel mines, located in

4	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Brazil. In addition to an environment of low nickel prices, one of Mirabela Nickel’s key customers unexpectedly terminated its contract, leading to a liquidity shortfall at the company. The company defaulted in late November 2013. Mirabela Nickel Ltd. has recently finalized a restructuring plan with lenders, including Western Asset, whereby we agreed to exchange our bonds for a convertible bond and equity in the company. Our exposure to secured and unsecured debt of the children’s retail clothing chain Gymboree Corp. underperformed during the reporting period. A 2010 leverage buyout left little room for error and poor weather and uninspired demand negatively impacted Gymboree Corp.‘s fundamental results during the reporting period. We began reducing our unsecured exposure in the first quarter of 2014, which proved beneficial as the bonds continued declining following our sales.

In terms of the Fund’s emerging market exposure, security selection was the largest detractor from relative performance during the reporting period. In particular, the Fund’s exposure to Russian corporate bonds was negative for performance. In particular, overweights to Sibur Securities Ltd. and VimpelCom Ltd. were not rewarded. Both companies were negatively impacted by the conflict between Russia and Ukraine and the negative sentiment due to the ensuing US/EU sanctions. Sibur Securities Ltd. is a Russian industrials company and VimpelCom Ltd. is a global provider of telecommunication services, with most of its revenue coming from Russia. Sibur Securities Ltd. in particular has a major shareholder who was identified on the sanctions list in April 2014.

Looking for additional information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Partners Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 16, 2014

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	5

Fund overview (cont’d)

and economic conditions. These risks are magnified in emerging or developing markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

Portfolio holdings and breakdowns are as of August 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 33 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2014 were: Sovereign Bonds (31.0%), Energy (18.9%), Materials (15.0%), Consumer Discretionary (14.0%) and Industrials (13.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended August 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 30 funds in the Fund’s Lipper category.

6	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2014 and August 31, 2013 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	7

Spread duration (unaudited)

Economic exposure — August 31, 2014

Total Spread Duration
GDF	— 4.42 years
Benchmark	— 5.52 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 50% Barclays U.S. HY (2% constrained), 50% JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
GDF	— Western Asset Global Partners Income Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

8	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Effective duration (unaudited)

Interest rate exposure — August 31, 2014

Total Effective Duration
GDF	— 3.98 years
Benchmark	— 5.64 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 50% Barclays U.S. HY (2% constrained), 50% JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
GDF	— Western Asset Global Partners Income Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	9

Schedule of investments

August 31, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 88.6%
Consumer Discretionary — 13.5%
Auto Components — 0.5%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	100,000	EUR	$151,892	(a)(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	699,731	(a)(b)
Total Auto Components					851,623
Automobiles — 0.1%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	260,000		291,850	(b)
Diversified Consumer Services — 0.6%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	250,000		254,000	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	160,000	GBP	286,210
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		321,175	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	210,000		222,600	(a)
Total Diversified Consumer Services					1,083,985
Hotels, Restaurants & Leisure — 3.4%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	220,000		214,500	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	91,861		89,910	(a)(c)(d)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	349,230		337,423	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	80,000		84,600	(b)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	90,000		84,150	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	690,000		556,744
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	110,000		112,062	(a)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	200,000		206,000	(a)(e)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	320,000		352,000	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	390,000		417,300	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	160,000		163,200	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	300,000		319,500	(a)(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	879,901
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	180,000		185,400	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	180,000		188,550	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	800,000		864,000	(a)(b)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	360,000		388,800
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	370,000		369,075	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	58,000		62,640	(a)(b)

See Notes to Financial Statements.

10	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	450,000		$488,250	(b)
Total Hotels, Restaurants & Leisure					6,364,005
Household Durables — 0.9%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	410,000		438,700	(a)(e)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	290,000		308,850
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	350,000		388,500
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	250,000		258,125	(a)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	380,000		384,750	(a)
Total Household Durables					1,778,925
Media — 5.6%
Altice SA, Senior Secured Notes	7.750%	5/15/22	530,000		564,450	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000		129,750	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	960,000		1,034,352	(b)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	110,000	EUR	160,578	(f)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	145,980	(a)
Clear Channel Communications Inc., Senior Notes	10.000%	1/15/18	240,000		224,700
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	210,000		225,750
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	110,000		117,700
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	30,000		32,175
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	120,000		132,450
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		30,150	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		331,312	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	390,000		437,268
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	290,000		294,350	(a)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	200,000		220,040	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	500,000	EUR	697,563	(f)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	528,199		617,993	(a)(e)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	400,000		412,500	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	579,000		628,910	(a)(b)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	100,000	EUR	158,068	(a)(e)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	385,000		491,054	(b)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	139,000		175,039	(b)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	100,000	EUR	146,177	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	80,000	EUR	110,240	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	290,000		319,000	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	190,000		201,875	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	11

Schedule of investments (cont’d)

August 31, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	290,000		$317,550	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	172,000		189,630	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	100,000	EUR	142,433	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	500,000	EUR	697,885	(f)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	560,000		599,200	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	350,000		348,250	(a)
Total Media					10,334,372
Multiline Retail — 0.4%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	80,000		81,200	(b)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	550,000		600,875	(a)(e)
Total Multiline Retail					682,075
Specialty Retail — 1.5%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	120,000	GBP	222,079	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	290,000		309,575	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	1,021,678	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	750,000		630,000	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	180,000		198,000	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	60,000		61,200	(a)(e)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	376,000		382,580	(a)(e)
Total Specialty Retail					2,825,112
Textiles, Apparel & Luxury Goods — 0.5%
Boardriders SA, Senior Notes	8.875%	12/15/17	350,000	EUR	463,332	(a)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	230,000		225,400	(a)(e)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	290,000		295,075	(a)(b)
Total Textiles, Apparel & Luxury Goods					983,807
Total Consumer Discretionary					25,195,754
Consumer Staples — 3.4%
Beverages — 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	250,000		256,250	(a)
Crestview DS Merger Subordinated II Inc., Secured Notes	10.000%	9/1/21	260,000		295,100
Total Beverages					551,350
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	350,000		335,563	(a)
Food Products — 2.6%
Alicorp SAA, Senior Notes	3.875%	3/20/23	190,000		187,663	(a)

See Notes to Financial Statements.

12	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
BRF SA, Senior Notes	4.750%	5/22/24	422,000	$427,275	(a)(b)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	339,000	372,052
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	340,000	342,975	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	320,000	320,800	(a)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	260,000	273,650	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	270,000	288,225	(f)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	270,000	275,319	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	230,000	248,975	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	630,000	672,525	(a)(b)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	300,000	321,750	(a)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	880,000	847,000	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	173,000	181,218	(a)
Total Food Products				4,759,427
Media — 0.0%
SiTV LLC/SiTV Finance Inc., Senior Secured Notes	10.375%	7/1/19	70,000	70,525	(a)
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	260,000	283,140	(a)(b)
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	320,000	321,600
Total Consumer Staples				6,321,605
Energy — 18.3%
Energy Equipment & Services — 2.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	170,000	181,050	(b)
CGG, Senior Notes	7.750%	5/15/17	142,000	144,130	(b)
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	110,000	110,825	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	240,000	246,600	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	280,000	283,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	210,000	228,900	(a)(b)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	270,000	274,050	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	280,000	266,000	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	240,000	241,200	(a)
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	270,000	294,300	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	280,000	291,900	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	212,000	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	330,000	373,725	(b)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	300,000	313,125	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	13

Schedule of investments (cont’d)

August 31, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	260,000	$236,275	(a)
Total Energy Equipment & Services				3,697,580
Oil, Gas & Consumable Fuels — 16.3%
Afren PLC, Senior Secured Notes	6.625%	12/9/20	880,000	842,776	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	420,000	300,825
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	180,000	204,300
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	200,000	210,000
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	280,000	301,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	350,000	407,750	(b)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	300,000	341,250	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	250,000	282,500	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000	513,000
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	634,994	560,779	(a)(e)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	438,425	489,392	(b)(f)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	570,000	697,224	(b)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	75,000	86,063
Ecopetrol SA, Senior Notes	5.875%	5/28/45	60,000	65,008
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	550,000	502,562	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	130,000	161,850
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	151,125
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	100,000	111,738	(b)(g)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	210,000	213,927
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	260,000	283,400	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	410,000	453,050	(a)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	288,000	295,622	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	210,000	227,325
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	420,000	444,150
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	130,000	140,725	(a)(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	320,000	353,600	(b)
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	120,000	122,400	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	520,000	569,400
MEG Energy Corp., Senior Notes	7.000%	3/31/24	560,000	610,400	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	380,000	304,000	(h)
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	230,000	254,150	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	200,000	213,000	(a)

See Notes to Financial Statements.

14	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	240,000	$252,600
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	320,000	330,000
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	200,000	202,900	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	300,000	312,750	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	480,000	535,200	(b)(f)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	550,000	558,250	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	196,000	206,290	(f)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	120,000	126,300	(a)(b)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	320,000	340,800	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000	341,550	(b)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000	476,685	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000	987,885	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	3,980,000	4,945,150
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	750,000	817,312
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000	493,545	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,555,000	1,759,613	(a)(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000	347,737	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000	114,813	(a)(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	570,000	602,062	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	380,000	374,490	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	860,000	892,422	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	470,000	411,250
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	270,000	327,037	(b)(f)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000	560,523	(a)(b)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	270,000	277,425	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	420,000	444,150	(a)(b)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	270,000	281,138	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	770,000	789,250	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	420,000	468,300
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	100,000	104,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	210,000	224,700	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	180,000	181,800	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	150,000	165,750
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	120,000	123,300	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	15

Schedule of investments (cont’d)

August 31, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	180,000		$192,375	(a)
Total Oil, Gas & Consumable Fuels					30,284,143
Total Energy					33,981,723
Financials — 7.2%
Banks — 4.0%
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	100,000	EUR	133,111	(f)
Banco Espirito Santo SA, Senior Notes	4.750%	1/15/18	100,000	EUR	132,826	(f)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	270,000		261,563	(g)(i)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	470,000		650,015	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000		1,125,000	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	390,000		454,837	(a)(b)(g)(i)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	940,000		960,597	(a)(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	140,000		144,270	(g)(i)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	330,000		338,563	(b)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		237,000	(g)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	410,000		411,116	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	370,000		404,616
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	760,000		776,607
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	150,000		174,835
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	530,000	AUD	588,376	(f)(g)
Santander Issuances SAU, Notes	5.911%	6/20/16	200,000		213,073	(a)(b)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	390,000		408,038	(g)(i)
Total Banks					7,414,443
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000		370,768	(b)
Consumer Finance — 0.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	160,000		194,800	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	559,931	(b)(f)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	250,000		291,550
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	240,000		277,800
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	140,000		147,000	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	120,000		127,500	(a)
Total Consumer Finance					1,598,581
Diversified Financial Services — 1.0%
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	70,000		75,206	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,141,700	(b)

See Notes to Financial Statements.

16	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		$110,250	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		538,750	(a)(b)(g)
Total Diversified Financial Services					1,865,906
Insurance — 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		555,298	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		204,250	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000		237,000	(a)(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		320,625	(a)(b)
Total Insurance					1,317,173
Real Estate Management & Development — 0.4%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	230,000		250,125	(f)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	460,000		489,325	(a)
Total Real Estate Management & Development					739,450
Total Financials					13,306,321
Health Care — 3.9%
Health Care Equipment & Supplies — 0.9%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	310,000		315,037
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	220,000		226,738	(a)(e)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	520,000		528,450
Ontex IV SA, Senior Notes	9.000%	4/15/19	300,000	EUR	425,022	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	200,000	EUR	283,348	(f)
Total Health Care Equipment & Supplies					1,778,595
Health Care Providers & Services — 2.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	305,000		357,612	(b)
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	50,000		53,000
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	540,000		588,600	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	380,000	GBP	668,709	(f)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	300,000		322,125
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	430,000		466,550
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		170,400	(a)(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	550,000		584,375
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	120,000		130,950	(a)(b)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	100,000	EUR	139,936	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	320,000		369,200
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	260,000		261,300
Total Health Care Providers & Services					4,112,757

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	17

Schedule of investments (cont’d)

August 31, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — 0.8%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	$936,150	(a)(b)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	310,000		317,362	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	170,000		184,875	(a)
Total Pharmaceuticals					1,438,387
Total Health Care					7,329,739
Industrials — 12.6%
Aerospace & Defense — 1.2%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	470,000		473,525	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	230,000		252,425	(b)
Erickson Inc., Secured Notes	8.250%	5/1/20	536,000		534,660
GenCorp Inc., Secured Notes	7.125%	3/15/21	170,000		184,025
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	150,000		152,625	(a)
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	530,000		539,937	(a)
Total Aerospace & Defense					2,137,197
Air Freight & Logistics — 0.1%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	230,000		240,350	(a)
Airlines — 0.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	130,000		135,921	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	133,670		144,698	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	82,267		93,064	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	400,000	GBP	718,143	(b)(f)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	21,939		23,255
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	199,731		212,714
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	2,755		3,058
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	170,000		180,200
Total Airlines					1,511,053
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	310,000		306,900	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	250,000		263,750	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000		213,200	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	279,000	EUR	410,605	(a)(b)
Total Building Products					1,194,455
Commercial Services & Supplies — 1.3%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	80,000		82,300	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	200,000		226,000	(a)(b)

See Notes to Financial Statements.

18	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
Monitronics International Inc., Senior Notes	9.125%	4/1/20	710,000		$763,250
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	180,000		198,900	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	396,000		430,650	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	129,000		140,287	(a)(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	418,000		471,295	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	90,000		98,550
Total Commercial Services & Supplies					2,411,232
Construction & Engineering — 3.0%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	260,000	EUR	369,306	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	100,000	EUR	142,041	(f)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	400,000		368,000	(a)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	230,000		235,462	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	616,000		636,338	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	340,000		338,300	(a)(e)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	400,000		414,000	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	330,000		343,200	(a)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	250,000		252,500	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	260,000		269,750	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,140,000		1,118,283	(a)(b)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	762,000		780,097	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	197,780		211,775	(a)(b)
Total Construction & Engineering					5,479,052
Electrical Equipment — 0.3%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	230,000		248,975	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	200,000		213,500	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	141,250	(a)
Total Electrical Equipment					603,725
Industrial Conglomerates — 0.4%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	200,000		226,000	(a)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	40,000		42,750
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		396,298	(a)(b)
Total Industrial Conglomerates					665,048
Machinery — 1.5%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	130,000		140,400	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	19

Schedule of investments (cont’d)

August 31, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — continued
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	620,000		$663,400	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	280,000		316,050
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	729,000	EUR	1,048,388	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	170,000	EUR	250,846	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	150,000	EUR	221,335	(f)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	200,000		222,500	(a)(b)
Total Machinery					2,862,919
Marine — 0.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	417,943		362,617	(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	215,000		216,075
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	320,000		334,400	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	240,000		257,100
Total Marine					1,170,192
Road & Rail — 1.2%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	270,000		286,200	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	410,000		435,625	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	210,000		222,075	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	139,423	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	510,000		556,538	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	180,000		184,500	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	368,000		391,920	(b)
Total Road & Rail					2,216,281
Trading Companies & Distributors — 0.2%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	410,000		449,975
Transportation — 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	690,000		710,700	(a)(b)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	410,000		434,600	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	450,000		464,625	(a)(e)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	370,000		368,150	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	290,000		297,975	(a)
Total Transportation					2,276,050
Transportation Infrastructure — 0.2%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	260,000		278,876	(a)
Total Industrials					23,496,405

See Notes to Financial Statements.

20	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 2.0%
Electronic Equipment, Instruments & Components — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	280,000		$289,800
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	213,550	(a)
Total Electronic Equipment, Instruments & Components					503,350
Internet Software & Services — 0.4%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	130,000		133,575	(a)(e)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	250,000		289,375
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	220,000		238,150	(b)
Total Internet Software & Services					661,100
IT Services — 0.9%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	300,000		288,000	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	160,000		175,200	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	610,000		747,250
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	246,000		292,125
Interactive Data Corp., Senior Notes	5.875%	4/15/19	180,000		180,225	(a)
Total IT Services					1,682,800
Software — 0.4%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	230,000		244,950	(a)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	400,000	EUR	572,882	(a)
Total Software					817,832
Total Information Technology					3,665,082
Materials — 14.5%
Chemicals — 1.2%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	235,000		240,875	(a)(b)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	160,000		163,600	(a)(e)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	118,000	EUR	163,574	(a)(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	180,000	EUR	263,156	(a)(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	120,000	EUR	175,437	(b)(f)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	260,000		277,550	(a)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	60,000		56,400
OCP SA, Senior Notes	5.625%	4/25/24	450,000		477,000	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	211,000	EUR	286,171	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	120,000	EUR	162,751	(f)
Total Chemicals					2,266,514
Construction Materials — 1.4%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	220,000		210,650	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	21

Schedule of investments (cont’d)

August 31, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Construction Materials — continued
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	100,000		$95,750	(f)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	560,000		663,600	(a)(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		474,000	(b)(f)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	500,000		535,000	(f)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	350,000		345,625	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	270,000		275,400	(a)
Total Construction Materials					2,600,025
Containers & Packaging — 2.4%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	260,000		270,725	(a)(e)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	1,444,360	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	320,000		327,200	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	200,000		198,500	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	350,000		360,500	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	400,000		427,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	40,000		43,500
Pactiv LLC, Senior Notes	7.950%	12/15/25	330,000		357,225
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	220,000		227,425	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	450,000		471,375
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	240,000		253,800	(a)
Total Containers & Packaging					4,381,610
Metals & Mining — 8.0%
ArcelorMittal, Senior Notes	6.000%	3/1/21	120,000		129,750
ArcelorMittal, Senior Notes	6.750%	2/25/22	10,000		11,212
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	210,000		216,825	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	270,000		246,038	(a)
Cliffs Natural Resources Inc., Senior Notes	4.200%	1/15/18	50,000		50,391	(b)
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	840,000		842,009	(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	670,000		674,606
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		283,770	(b)(f)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		262,750	(a)(b)
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	330,000		339,487	(a)
Evraz Group SA, Notes	8.250%	11/10/15	130,000		132,438	(b)(f)
Evraz Group SA, Notes	6.750%	4/27/18	360,000		338,400	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	540,000		559,483	(b)(f)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	470,000		516,412	(a)(b)

See Notes to Financial Statements.

22	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	270,000		$268,988	(a)(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	330,000		64,350	(a)(c)(h)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	110,000		92,125
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	170,000		191,250	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	420,000		443,100	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		338,690	(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	420,000		448,350
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	410,000		395,445	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	200,000		211,750	(a)(e)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	290,000	EUR	402,575	(a)(e)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	300,000		289,500	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000		224,176	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000		852,275	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	180,000		176,193	(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	500,000		410,000	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	150,000		161,250
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	140,000		150,500	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	50,000		53,750	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	230,000		261,050
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	230,000		259,613	(b)
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	250,000		260,125	(a)
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,277,000		2,695,626	(b)(j)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	630,000		660,794	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	450,000		474,075	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		117,000	(b)(f)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	450,000		470,250	(a)
Total Metals & Mining					14,976,371
Paper & Forest Products — 1.5%
Appvion Inc., Secured Notes	9.000%	6/1/20	730,000		656,087	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	62,000		73,267	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	160,000		166,113	(b)
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000		200,000
Inversiones CMPC SA, Notes	4.750%	1/19/18	250,000		265,796	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	200,000		199,702	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	190,000		191,314	(a)(b)
Klabin Finance SA, Senior Notes	5.250%	7/16/24	290,000		287,897	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	23

Schedule of investments (cont’d)

August 31, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — continued
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	490,000		$474,075
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	189,000		178,133
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	60,000		63,300
Total Paper & Forest Products					2,755,684
Total Materials					26,980,204
Telecommunication Services — 9.0%
Diversified Telecommunication Services — 5.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	1,224,000		1,272,960	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	280,000		302,042	(a)
CenturyLink Inc., Senior Notes	6.750%	12/1/23	250,000		277,656
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000		48,375	(b)
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	380,000		402,800	(a)(b)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	200,000		207,986	(a)(b)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	620,000		620,000
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	760,000		815,100	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	150,000		162,937	(b)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	600,000		667,500	(b)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	90,000		95,288	(a)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		241,450	(a)(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		376,200	(a)(b)
Turk Telekomunikasyon AS, Senior Bonds	3.750%	6/19/19	330,000		330,404	(a)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	220,000		218,350	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	90,000		98,212
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	620,000		702,150
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		502,200	(b)(f)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	445,922	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	180,000	EUR	267,553	(b)(f)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	390,000		441,878	(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	270,000		288,900	(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	610,000		613,812
Total Diversified Telecommunication Services					9,399,675
Wireless Telecommunication Services — 3.9%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	340,000		382,194	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		583,875	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	340,000	EUR	475,352	(a)

See Notes to Financial Statements.

24	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — continued
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	330,000	GBP	$562,231	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,865,000		2,088,800	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	630,000		750,488	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	590,000		634,250	(a)
Sprint Corp., Senior Notes	7.125%	6/15/24	1,130,000		1,156,837	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	315,000		334,294	(b)
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	120,000		126,450
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000		198,758	(a)(b)
Total Wireless Telecommunication Services					7,293,529
Total Telecommunication Services					16,693,204
Utilities — 4.2%
Electric Utilities — 1.4%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000		739,200
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	200,000		215,500	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	330,000		401,832	(b)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	58,281		62,215
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	450,000		490,500	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000		331,450	(b)(f)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	85,172		88,259	(h)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	200,000		196,896	(a)(b)
Total Electric Utilities					2,525,852
Gas Utilities — 0.8%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	200,000		200,000	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000		93,384	(b)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000		348,150	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	440,000		426,228	(f)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	470,000		507,600	(a)(b)
Total Gas Utilities					1,575,362
Independent Power and Renewable Electricity Producers — 1.9%
AES Gener SA, Notes	5.250%	8/15/21	250,000		266,776	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	200,000		209,500	(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	432,000		481,680	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000		435,150	(a)(b)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Escrow Receipt	—	—	280,000		0	(c)(d)(h)(k)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	130,000		132,476
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	590,000		631,300	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	25

Schedule of investments (cont’d)

August 31, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power and Renewable Electricity Producers — continued
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	370,000		$394,975	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	798,921		900,784
Total Independent Power and Renewable Electricity Producers					3,452,641
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000		240,500	(a)(b)
Total Utilities					7,794,355
Total Corporate Bonds & Notes (Cost — $155,271,840)					164,764,392
Convertible Bonds & Notes — 0.3%
Materials — 0.2%
Chemicals — 0.0%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	90,000		83,142
Metals & Mining — 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	292,000		292,000	(a)(c)(d)
Total Materials					375,142
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	1,395,900	MXN	208,156	(a)
Total Convertible Bonds & Notes (Cost — $569,892)					583,298
Senior Loans — 2.4%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	300,000		304,500	(l)(m)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	305,000		334,737	(l)(m)
Total Hotels, Restaurants & Leisure					639,237
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	140,000		112,613	(l)(m)
Total Consumer Discretionary					751,850
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	130,000		127,183	(l)(m)
Health Care — 0.4%
Health Care Providers & Services — 0.4%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	230,000		231,917	(l)(m)
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	10/10/16	250,000		248,750	(c)(l)(m)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	290,000		291,812	(l)(m)
Total Health Care					772,479

See Notes to Financial Statements.

26	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.3%
Chemicals — 0.3%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	300,000	EUR	$411,923	(l)(m)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	230,000		237,619	(l)(m)
Total Materials					649,542
Utilities — 1.2%
Independent Power and Renewable Electricity Producers — 1.2%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	2,137,877		2,148,344	(l)(m)
Total Senior Loans (Cost — $4,426,710)					4,449,398
Sovereign Bonds — 31.0%
Argentina — 0.8%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,588,000		1,465,603
Brazil — 3.7%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	5.750%	9/26/23	220,000		239,800	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/17	10,493,000	BRL	4,575,295
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	1,410,889		1,580,196	(j)
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	420,000		463,680	(b)
Total Brazil					6,858,971
Chile — 0.9%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000		261,025	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	490,000		514,595	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	300,000		296,014	(b)(f)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	200,000		197,343	(a)(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		445,990	(b)
Total Chile					1,714,967
Colombia — 1.9%
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,150,000		3,005,700	(j)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		223,650
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		309,570
Total Colombia					3,538,920
Costa Rica — 0.2%
Republic of Costa Rica, Notes	7.000%	4/4/44	360,000		385,200	(a)
Croatia — 0.6%
Republic of Croatia, Notes	5.500%	4/4/23	550,000		576,785	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	260,000		289,900	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	210,000		220,227	(f)
Total Croatia					1,086,912

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	27

Schedule of investments (cont’d)

August 31, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Ecuador — 0.3%
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	536,000		$573,520	(a)
Gabon — 0.1%
Gabonese Republic, Bonds	6.375%	12/12/24	250,000		275,625	(a)
Hungary — 0.6%
Republic of Hungary, Senior Notes	5.750%	11/22/23	928,000		1,025,440
Indonesia — 2.4%
Republic of Indonesia, Notes	3.750%	4/25/22	720,000		714,600	(f)
Republic of Indonesia, Notes	5.250%	1/17/42	1,110,000		1,136,362	(f)
Republic of Indonesia, Notes	5.250%	1/17/42	680,000		696,150	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		114,500	(f)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	775,000		918,375	(f)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	727,000		829,689	(a)
Total Indonesia					4,409,676
Ivory Coast — 0.5%
Republic of Cote D’Ivoire, Bonds	5.375%	7/23/24	950,000		935,750	(a)
Lithuania — 0.5%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	860,000		1,012,650	(a)
Mexico — 2.2%
United Mexican States, Bonds	8.000%	6/11/20	14,918,500	MXN	1,311,883	(b)
United Mexican States, Bonds	6.500%	6/9/22	6,570,200	MXN	533,746	(b)
United Mexican States, Bonds	10.000%	12/5/24	4,800,000	MXN	488,206
United Mexican States, Senior Notes	5.125%	1/15/20	220,000		250,250	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	1,030,000		1,074,805	(b)
United Mexican States, Senior Notes	4.000%	10/2/23	160,000		169,800
United Mexican States, Senior Notes	4.750%	3/8/44	210,000		221,340	(b)
Total Mexico					4,050,030
Pakistan — 0.5%
Republic of Pakistan, Bonds	7.250%	4/15/19	880,000		897,600	(a)
Panama — 0.3%
Republic of Panama, Senior Bonds	6.700%	1/26/36	459,000		592,110
Paraguay — 0.2%
Republic of Paraguay, Senior Notes	6.100%	8/11/44	360,000		387,000	(a)
Peru — 1.6%
Republic of Peru, Bonds	6.550%	3/14/37	321,000		417,300
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,620,000	(j)
Republic of Peru, Senior Bonds	8.750%	11/21/33	490,000		769,300
Republic of Peru, Senior Bonds	5.625%	11/18/50	79,000		93,615
Total Peru					2,900,215

See Notes to Financial Statements.

28	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Philippines — 0.4%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	660,000	$777,975
Poland — 1.6%
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000	1,071,429
Republic of Poland, Senior Notes	5.125%	4/21/21	500,000	567,194
Republic of Poland, Senior Notes	5.000%	3/23/22	1,270,000	1,429,385
Total Poland				3,068,008
Russia — 3.2%
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	400,000	394,480	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	42,000	68,952	(b)(f)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	2,704,038	3,015,002	(f)(j)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	2,600,000	2,554,760	(a)(b)
Total Russia				6,033,194
South Africa — 0.2%
Republic of South Africa, Senior Notes	5.875%	9/16/25	260,000	294,970
Sri Lanka — 0.2%
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	400,000	413,000	(a)
Turkey — 4.2%
Republic of Turkey, Notes	6.750%	5/30/40	25,000	30,131
Republic of Turkey, Senior Bonds	5.750%	3/22/24	260,000	290,030
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000	1,009,125
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,296,000	6,469,329	(j)
Total Turkey				7,798,615
Ukraine — 0.1%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	113,000	100,169	(f)
Venezuela — 3.8%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000	3,719,934
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	2,426,000	2,230,707	(b)(f)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,200,000	915,000	(j)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	233,000	163,683
Total Venezuela				7,029,324
Total Sovereign Bonds (Cost — $54,672,830)				57,625,444

			Shares
Common Stocks — 2.7%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Ford Motor Co.			12,540	218,321

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	29

Schedule of investments (cont’d)

August 31, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Shares	Value
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.		19,194	$38,388	*(c)(d)
Total Consumer Discretionary			256,709
Energy — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.		77,972,021	717,109	*(c)(d)
Financials — 1.7%
Banks — 1.6%
Citigroup Inc.		50,751	2,621,289
JPMorgan Chase & Co.		5,293	314,669
Total Banks			2,935,958
Real Estate Management & Development — 0.1%
Realogy Holdings Corp.		2,940	119,864	*
Total Financials			3,055,822
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc.		3,500	168,000	*(c)(d)
Industrials — 0.4%
Marine — 0.4%
DeepOcean Group Holding AS		26,137	740,932	*(c)(d)
Horizon Lines Inc., Class A Shares		170,006	68,002	*
Total Industrials			808,934
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.		837,929	70,433	*
Total Common Stocks (Cost — $4,889,196)			5,077,007
Preferred Stocks — 0.8%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Rex Energy Corp.	6.000%	1,400	153,045
SandRidge Energy Inc.	8.500%	1,900	193,800
Total Energy			346,845
Financials — 0.6%
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%	43,913	1,180,382	(g)
Total Preferred Stocks (Cost — $1,424,489)			1,527,227

See Notes to Financial Statements.

30	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Expiration Date	Warrants	Value
Warrants — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations	4/15/20	9,125	$205,312
Jack Cooper Holdings Corp.	12/15/17	496	76,880	*(a)
Jack Cooper Holdings Corp.	5/6/18	228	35,340	*(a)
Total Warrants (Cost — $12,465)			317,532
Total Investments — 126.0% (Cost — $221,267,422#)			234,344,298
Liabilities in Excess of Other Assets — (26.0)%			(48,395,117)
Total Net Assets — 100.0%			$185,949,181

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)	Illiquid security (unaudited).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	The coupon payment on these securities is currently in default as of August 31, 2014.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(k)	Value is less than $1.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is $222,306,766.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	31

Schedule of investments (cont’d)

August 31, 2014

Western Asset Global Partners Income Fund Inc.

Summary of Investments by Country** (unaudited)
United States	38.8%
Brazil	8.9
Mexico	6.5
United Kingdom	4.8
Russia	3.9
Turkey	3.7
Venezuela	3.1
Colombia	2.9
Indonesia	2.7
Luxembourg	2.3
Germany	2.0
Chile	1.8
Peru	1.7
Poland	1.5
France	1.4
Ireland	0.8
Australia	0.8
India	0.8
Argentina	0.8
Italy	0.8
Malaysia	0.8
Spain	0.7
South Africa	0.7
Croatia	0.5
Canada	0.4
Hungary	0.4
Netherlands	0.4
Lithuania	0.4
Norway	0.4
Ivory Coast	0.4
Pakistan	0.4
Singapore	0.4
China	0.4
Philippines	0.3
United Arab Emirates	0.3
Belgium	0.3
Switzerland	0.3
Hong Kong	0.3
Panama	0.3

See Notes to Financial Statements.

32	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Western Asset Global Partners Income Fund Inc.

Summary of Investments by Country** (unaudited) (continued)
Ecuador	0.2%
Qatar	0.2
Sweden	0.2
Trinidad and Tobago	0.2
Morocco	0.2
Sri Lanka	0.2
Paraguay	0.2
Costa Rica	0.2
Gabon	0.1
Portugal	0.1
Bahamas	0.1
Ukraine	0.0 †
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of August 31, 2014 and are subject to change.

†	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	33

Statement of assets and liabilities

August 31, 2014

Assets:
Investments, at value (Cost — $221,267,422)	$234,344,298
Foreign currency, at value (Cost — $445,743)	438,424
Cash	286,555
Interest and dividends receivable	4,304,978
Deposits with brokers for open futures contracts	307,015
Unrealized appreciation on forward foreign currency contracts	289,494
Receivable from broker — variation margin on open futures contracts	8,125
Prepaid expenses	14,899
Total Assets	239,993,788

Liabilities:
Loan payable (Notes 1 and 5)	39,000,000
Payable for open reverse repurchase agreements	14,614,610
Investment management fee payable	164,656
Payable for securities purchased	100,900
Interest payable	30,985
Directors’ fees payable	1,628
Accrued expenses	131,828
Total Liabilities	54,044,607
Total Net Assets	$185,949,181

Net Assets:
Par value ($0.001 par value, 15,586,783 shares issued and outstanding; 100,000,000 shares authorized)	$15,587
Paid-in capital in excess of par value	205,752,281
Overdistributed net investment income	(454,764)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(32,654,623)
Net unrealized appreciation on investments, futures contracts and foreign currencies	13,290,700
Total Net Assets	$185,949,181

Shares Outstanding	15,586,783

Net Asset Value	$11.93

See Notes to Financial Statements.

34	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Statement of operations

For the Year Ended August 31, 2014

Investment Income:
Interest	$16,630,882
Dividends	158,396
Less: Foreign taxes withheld	(31,160)
Total Investment Income	16,758,118

Expenses:
Investment management fee (Note 2)	1,926,675
Interest expense (Notes 3 and 5)	451,788
Transfer agent fees	95,246
Audit and tax fees	78,940
Legal fees	45,660
Shareholder reports	39,809
Directors’ fees	31,051
Stock exchange listing fees	25,007
Fund accounting fees	17,874
Commitment fees (Note 5)	16,221
Custody fees	14,645
Insurance	4,552
Miscellaneous expenses	12,036
Total Expenses	2,759,504
Net Investment Income	13,998,614

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	158,817
Futures contracts	(471,208)
Swap contracts	(197,782)
Foreign currency transactions	(650,386)
Net Realized Loss	(1,160,559)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	10,507,291
Futures contracts	(56,502)
Foreign currencies	240,822
Change in Net Unrealized Appreciation (Depreciation)	10,691,611
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	9,531,052
Increase in Net Assets from Operations	$23,529,666

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	35

Statements of changes in net assets

For the Years Ended August 31,	2014	2013

Operations:
Net investment income	$13,998,614	$15,203,302
Net realized loss	(1,160,559)	(521,190)
Change in net unrealized appreciation (depreciation)	10,691,611	(8,736,993)
Increase in Net Assets From Operations	23,529,666	5,945,119

Distributions to Shareholders From (Note 1):
Net investment income	(13,551,345)	(17,277,690)
Return of capital	(1,411,969)	—
Decrease in Net Assets From Distributions to Shareholders	(14,963,314)	(17,277,690)

Fund Share Transactions:
Proceeds for shares issued on reinvestment of distributions (0 and 50,220 shares issued, respectively)	—	635,606
Increase in Net Assets From Fund Share Transactions	—	635,606
Increase (Decrease) in Net Assets	8,566,352	(10,696,965)

Net Assets:
Beginning of year	177,382,829	188,079,794
End of year*	$185,949,181	$177,382,829
*Includesoverdistributed net investment income of:	$(454,764)	$(197,495)

See Notes to Financial Statements.

36	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Statement of cash flows

For the Year Ended August 31, 2014

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$23,529,666
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(76,673,088)
Sales of portfolio securities	78,019,052
Payment-in-kind	(263,778)
Net amortization of premium (accretion of discount)	594,603
Increase in interest and dividends receivable	(12,590)
Increase in receivable from broker — variation margin on open futures contracts	(8,125)
Decrease in prepaid expenses	3,901
Increase in deposits with brokers for open futures contracts	(283,356)
Decrease in payable for securities purchased	(1,756,635)
Increase in investment management fee payable	3,005
Increase in Directors’ fees payable	1,628
Increase in interest payable	20,181
Increase in accrued expenses	24,059
Decrease in payable to broker — variation margin on open futures contracts	(1,313)
Net realized gain on investments	(158,817)
Change in unrealized appreciation of investments and forward foreign currency transactions	(10,742,094)
Net Cash Provided by Operating Activities*	12,296,299

Cash Flows from Financing Activities:
Distributions paid on common stock	(14,963,314)
Increase in payable for reverse repurchase agreements	170,319
Net Cash Used in Financing Activities	(14,792,995)
Net Decrease in Cash	(2,496,696)
Cash at Beginning of Year	3,221,675
Cash at End of Year	$724,979

*	Included in operating expenses is cash of $431,607 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	37

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31:
	2014[1]	2013[1]	2012	2011	2010

Net asset value, beginning of year	$11.38	$12.11	$11.59	$11.62	$10.06

Income (loss) from operations:
Net investment income	0.90	0.98	1.07	1.10	1.21
Net realized and unrealized gain (loss)	0.61	(0.60)	0.59	0.01	1.49
Total income from operations	1.51	0.38	1.66	1.11	2.70

Less distributions from:
Net investment income	(0.87)	(1.11)	(1.14)	(1.14)	(1.14)
Return of capital	(0.09)	—	—	—	—
Total distributions	(0.96)	(1.11)	(1.14)	(1.14)	(1.14)

Net asset value, end of year	$11.93	$11.38	$12.11	$11.59	$11.62

Market price, end of year	$11.08	$10.61	$13.63	$12.19	$12.55
Total return, based on NAV[2,3]	13.73%	2.87%	15.33%	9.64%	27.90%
Total return, based on Market Price[4]	13.82%	(14.79)%	23.03%	6.58%	35.62%

Net assets, end of year (000s)	$185,949	$177,383	$188,080	$179,301	$178,838

Ratios to average net assets:
Gross expenses	1.50%	1.48%	1.53%	1.66%	1.91%
Net expenses[5]	1.50	1.48	1.53	1.66	1.91
Net investment income	7.63	7.97	9.32	9.10	10.77

Portfolio turnover rate	33%	39%	37%	56%	65%

Supplemental data:
Loans outstanding, end of year (000s)	$39,000	$39,000	$39,000	$39,000	$33,000
Asset coverage (000s)	$224,949	$216,383	$227,080	$218,301	$211,838
Asset coverage for loan outstanding	577%	555%	582%	560%	642%
Weighted average loan (000s)	$39,000	$39,000	$39,000	$34,085	$33,000
Weighted average Interest rate on loans	0.87%	0.90%	0.95%	0.94%	1.18%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

38	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	39

Notes to financial statements (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

40	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$24,768,421	$427,333		$25,195,754
Utilities	—	7,794,355	0	*	7,794,355
Other corporate bonds & notes	—	131,774,283	—		131,774,283
Convertible bonds & notes:
Materials	—	83,142	292,000		375,142
Other convertible bonds & notes	—	208,156	—		208,156
Senior loans	—	4,449,398	—		4,449,398
Sovereign bonds	—	57,625,444	—		57,625,444
Common stocks:
Consumer discretionary	$218,321	—	38,388		256,709
Energy	—	—	717,109		717,109
Health care	—	—	168,000		168,000
Industrials	68,002	—	740,932		808,934
Other common stocks	3,126,255	—	—		3,126,255
Preferred stocks	1,527,227	—	—		1,527,227
Warrants	—	317,532	—		317,532
Total investments	$4,939,805	$227,020,731	$2,383,762		$234,344,298
Other financial instruments:
Forward foreign currency contracts	—	$289,494	—		$289,494
Total	$4,939,805	$227,310,225	$2,383,762		$234,633,792

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$56,602	—	—	$56,602

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	41

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes					Common Stocks
Investments in Securities	Consumer Discretionary	Utilities		Energy	Convertible Bonds & Notes	Consumer Discretionary	Energy	Health Care	Industrials	Warrants	Total
Balance as of August 31, 2013	$293,377	$4,900		$553,255	—	$38,388	$656,057	—	$733,927	$88,417	$2,368,321
Accrued premiums/discounts	5,219	6,003		2,667	—	—	—	—	—	—	13,889
Realized gain (loss)[1]	—	—		—	—	—	—	—	—	89,345	89,345
Change in unrealized appreciation (depreciation)[2]	(5,026)	(7,469)		(75,495)	—	—	61,052	$(115,597)	7,005	(88,417)	(223,947)
Purchases	133,763	155,880		80,352	$292,000	—	—	283,597	—		945,592
Sales	—	(159,314)		—	—	—	—	—	—	(89,345)	(248,659)
Transfers into Level 3	—	—		—	—	—	—	—	—		—
Transfers out of Level 3[3]	—	—		(560,779)	—	—	—	—	—	—	(560,779)
Balance as of August 31, 2014	$427,333	$0	*	—	$292,000	$38,388	$717,109	$168,000	$740,932	—	$2,383,762
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2014[2]	$(5,026)	$(155,880)		—	—	—	$61,052	$(115,597)	$7,005	—	$(208,446)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at

42	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	43

Notes to financial statements (cont’d)

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended August 31, 2014, see Note 4.

44	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	45

Notes to financial statements (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

46	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	47

Notes to financial statements (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of August 31, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

48	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(704,538)	$704,538	—

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional sub-advisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on the assets managed by each subadvisor.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	49

Notes to financial statements (cont’d)

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended August 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$76,936,866
Sales	78,019,052

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,224,843
Gross unrealized depreciation	(5,187,311)
Net unrealized appreciation	$12,037,532

At August 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	64	12/14	$7,603,401	$7,605,500	$(2,099)
U.S. Treasury 10-Year Notes	162	12/14	20,322,060	20,376,563	(54,503)
Net unrealized depreciation on open futures contracts					$(56,602)

Transactions in reverse repurchase agreements for the Fund during the year ended August 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$13,448,031	0.83%	$27,018,095

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.20% to 1.00% during the year ended August 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $111,633.

At August 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.75%	6/9/2014	TBD	*	$7,872,410
Credit Suisse	0.85%	6/9/2014	TBD	*	3,764,000
Credit Suisse	0.75%	7/15/2014	TBD	*	1,342,200
JP Morgan Chase & Co	0.75%	3/24/2014	TBD	*	904,000
JP Morgan Chase & Co	0.85%	3/24/2014	TBD	*	732,000
					$14,614,610

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

50	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

On August 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $17,577,467.

At August 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation
Contracts to Sell:
Brazilian Real	Citibank N.A.	4,451,478	$1,965,096	10/15/14	$671
British Pound	Citibank N.A.	663,613	1,101,038	11/14/14	12,874
British Pound	UBS AG	551,367	914,803	11/14/14	13,803
Euro	BNP Paribas SA	1,427,030	1,875,936	11/14/14	31,967
Euro	Citibank N.A.	3,055,038	4,016,072	11/14/14	76,447
Euro	UBS AG	6,460,049	8,492,209	11/14/14	153,732
Net unrealized appreciation on open forward foreign currency contracts					$289,494

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$289,494

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$56,602

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended August 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	51

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(471,208)	—	—	$(471,208)
Swap contracts	—	—	$(197,782)	(197,782)
Forward foreign currency contracts[1]	—	$(647,662)	—	(647,662)
Total	$(471,208)	$(647,662)	$(197,782)	$(1,316,652)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(56,502)	—	$(56,502)
Forward foreign currency contracts[1]	—	$234,803	234,803
Total	$(56,502)	$234,803	$178,301

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended August 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$407,111
Futures contracts (to sell)	13,392,293
Forward foreign currency contracts (to buy)†	1,588,603
Forward foreign currency contracts (to sell)	23,274,287

Average Notional Balance
Credit default swap contracts (to buy protection)†	$5,012,323

†	At August 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at August 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$8,125	—	$8,125
Forward foreign currency contracts	289,494	—	289,494
Total	$297,619	—	$297,619

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

52	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

5. Loan

The Fund has a revolving credit agreement with Bank of America N.A., which allows the Fund to borrow up to an aggregate amount of $55,000,000. This agreement terminates effective December 23, 2014, unless terminated earlier by the Fund with 30 days notice. The Fund pays a commitment fee at an annual rate of 0.10% on the unutilized portion of the loan commitment amount.

The interest on the loan is calculated at a variable rate based on the LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Bank of America N.A. Interest expense related to the loan for the year ended August 31, 2014 was $340,155. For the year ended August 31, 2014, the Fund incurred a commitment fee in the amount of $16,221.

For the year ended August 31, 2014, the Fund had an average daily loan balance outstanding of $39,000,000 and the weighted average interest rate was 0.87%. At August 31, 2014, the Fund had $39,000,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to August 31, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
9/19/2014	9/26/2014	$0.0725
10/24/2014	10/31/2014	$0.0725
11/21/2014	11/28/2014	$0.0725

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$13,551,345	$17,277,690
Tax return of capital	1,411,969	—

As of August 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Deferred capital losses*	$(431,594)
Capital loss carryforward**	(31,240,287)
Other book/tax temporary differences(a)	(398,162)
Unrealized appreciation (depreciation)(b)	12,251,356
Total accumulated earnings (losses) — net	$(19,818,687)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	53

Notes to financial statements (cont’d)

**	As of August 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
8/31/2017	$(4,307,290)
8/31/2018	(26,932,997)
$(31,240,287)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

54	Western Asset Global Partners Income Fund Inc. 2014 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Global Partners Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Global Partners Income Fund, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Partners Income Fund Inc. as of August 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2014

Western Asset Global Partners Income Fund Inc. 2014 Annual Report	55

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Partners Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	None

56	Western Asset Global Partners Income Fund Inc.

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1994
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp. (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Western Asset Global Partners Income Fund Inc.	57

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	None

Interested Director and Officer:

Kenneth D. Fuller[2]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 169 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Director (including the Fund)	157
Other board memberships held by Director	None

58	Western Asset Global Partners Income Fund Inc.

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Global Partners Income Fund Inc.	59

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg

Mason & Co. (since 2005) and Legg Mason & Co.

predecessors (prior to 2005); Secretary of LMPFA (since

2006); Assistant Secretary of certain mutual funds

associated with Legg Mason & Co. or its affiliates (since

2006) and Legg Mason & Co. predecessors (prior to 2006);

Secretary of LMAS (since 2002)

Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

60	Western Asset Global Partners Income Fund Inc.

Additional Officers cont’d

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2016, year 2014 and year 2015, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

Western Asset Global Partners Income Fund Inc.	61

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

62	Western Asset Global Partners Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Global Partners Income Fund Inc.	63

Dividend reinvestment and cash purchase plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Global Partners Income Fund Inc. (“Fund”), on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange (“NYSE”) trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

64	Western Asset Global Partners Income Fund Inc.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

Western Asset Global Partners Income Fund Inc.	65

Dividend reinvestment and cash purchase plan (unaudited)

(cont’d)

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

66	Western Asset Global Partners Income Fund Inc.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 6201 15th Avenue, Brooklyn, New York 11219.

Western Asset Global Partners Income Fund Inc.	67

Western Asset

Global Partners Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Global Partners Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GDF

*	Mr. Salacuse retired from the Board of Directors, effective June 30, 2014.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Global Partners Income Fund Inc.

Western Asset Global Partners Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX010340 10/14 SR14-2320

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2013 and August 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $74,100 in 2013 and $74,100 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $0 in 2014

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,000 in 2013 and $4,100 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Global Partners Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global Partners Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global Partners Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global Partners Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global Partners Income Fund Inc. during the reporting period were $0 in 2014.

(h) Yes. Western Asset Global Partners Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global Partners Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

Jeswald W. Salacuse (Effective June 30, 2014, Mr. Salacuse retired from the Audit Committee and the Board of Directors.)

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of

Western Asset since 2009; Chief Investment Officer and Portfolio Manager at

Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and

Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Effective October 31, 2014

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr.

Lian spent approximately six years with the Pacific Investment Management

Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of August 31, 2014.

Other Accounts Managed by Investment professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	110	$199.9 billion	None	None
	Other Pooled Vehicles	237	$93.0 billion	9	$2.1 billion
	Other Accounts	669	$178.1 billion	56	$17.3 billion
Keith J. Gardner‡	Other Registered Investment Companies	27	$26.4 billion	None	None
	Other Pooled Vehicles	25	$12.6 billion	1	$144 million
	Other Accounts	149	$36.7 billion	19	$8.0 billion
Michael C. Buchanan‡	Other Registered Investment Companies	44	$36.7 billion	None	None
	Other Pooled Vehicles	57	$33.9 billion	4	$1.3 billion
	Other Accounts	187	$52.8 billion	20	$8.1 billion
Chia-Liang Lian‡*	Other Registered Investment Companies	4	$676 million	None	None
	Other Pooled Vehicles	33	$13.4 billion	1	$144 million
	Other Accounts	170	$40.1 billion	27	$9.6 billion
Christopher Kilpatrick‡	Other Registered Investment Companies	9	$4.0 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None
Ryan Brist‡	Other Registered Investment Companies	9	$1.8 billion	None	None
	Other Pooled Vehicles	16	$12.7 billion	None	None
	Other Accounts	44	$17.3 billion	2	$469 million

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

*	Mr. Lian will join the Fund’s portfolio management team on October 31, 2014.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of August 31, 2014.

Investment professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Keith J. Gardner	A
Michael C. Buchanan Ryan K. Brist Christopher F. Kilpatrick Chia-Liang Lian*	A A A A

*	Mr. Lian will join the Fund’s portfolio management team on October 31, 2014.

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

NONE.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

NONE.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting and

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Partners Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	October 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	October 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	October 24, 2014